EXHIBIT 99.1
FOR:	EMCOR GROUP, INC.
News Release
CONTACT:	Lucas Sullivan Director Financial Planning & Analysis (203) 849-7938

FTI Consulting, Inc. Investors: Blake Mueller (718) 578-3706

EMCOR GROUP, INC. REPORTS SECOND QUARTER 2026 RESULTS

Record Quarterly Revenues of $5.15 billion, 19.8% Increase Year-over-Year
Record Second Quarter Operating Income of $547.3 million and Operating Margin of 10.6%
Record Second Quarter Diluted EPS of $9.06, 34.8% Increase Year-over-Year
Record Remaining Performance Obligations of $17.14 billion, 43.9% Increase Year-over-Year
Increases 2026 Revenue Guidance Range to $20.00 billion - $20.50 billion from $18.50 billion - $19.25 billion
Increases 2026 Diluted EPS Guidance Range to $32.00 - $33.25 from $28.25 - $29.75

NORWALK, CONNECTICUT, July 30, 2026 - EMCOR Group, Inc. (NYSE: EME) today reported results for the quarter ended June 30, 2026.

Second Quarter 2026 Results of Operations

For the second quarter of 2026, revenues totaled a quarterly record of $5.15 billion, an increase of 19.8%, compared to revenues of $4.30 billion for the second quarter of 2025. On an organic basis, when adjusting for incremental acquisition contribution and the impact of the sale of the Company's United Kingdom operations, second quarter revenues increased by 19.6%.

Net income for the second quarter of 2026 was $403.7 million, or $9.06 per diluted share, compared to net income of $302.2 million, or $6.72 per diluted share, for the second quarter of 2025.

Operating income for the second quarter of 2026 was $547.3 million, or 10.6% of revenues, compared to operating income of $415.2 million, or 9.6% of revenues, for the second quarter of 2025. Operating income included depreciation and amortization expense (inclusive of amortization of identifiable intangible assets) of $54.3 million and $46.6 million for the second quarter of 2026 and 2025, respectively.

Selling, general and administrative expenses for the second quarter of 2026 totaled $475.0 million, or 9.2% of revenues, compared to $418.6 million, or 9.7% of revenues, for the second quarter of 2025.

The Company's income tax rate for the second quarter of 2026 was 26.8%, compared to 26.7% for the second quarter of 2025.
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EMCOR Reports Second Quarter 2026 Results	Page 2

Remaining performance obligations (“RPOs”) as of June 30, 2026 were a record $17.14 billion, compared to $11.91 billion as of June 30, 2025, an increase of $5.23 billion year-over-year. The Company experienced increases in RPOs within the majority of the sectors in which it operates, with the most significant growth coming from Network and Communications, Water and Wastewater, Institutional, and Healthcare.

Tony Guzzi, Chairman, President, and Chief Executive Officer of EMCOR, commented, “We had an exceptional second quarter, growing revenues nearly 20% and earning an impressive 10.6% operating margin. Our results were driven by strong performance across each of our reportable segments, which demonstrates the consistent execution, discipline, and customer focus that have defined EMCOR's success over many years. Our Remaining Performance Obligations are once again at a record level reflecting sustained demand across several key market sectors and our success in winning new business across multiple customers, geographies, and skilled trades."

First Six Months 2026 Results of Operations

Revenues for the first six months of 2026 totaled $9.78 billion, an increase of 19.7%, compared to revenues of $8.17 billion for the first six months of 2025. On an organic basis, when adjusting for incremental acquisition contribution and the impact of the sale of the Company's United Kingdom operations, revenues for the first six months of 2026 increased by 18.3%.

Net income for the first six months of 2026 was $709.2 million, or $15.89 per diluted share, compared to net income of $542.8 million, or $11.96 per diluted share, for the first six months of 2025. Net income for the first six months of 2025 included $9.4 million, or $6.9 million after taxes, of transaction related costs associated with the acquisition of Miller Electric Company. Excluding these transaction related costs, non-GAAP net income for the first six months of 2025 was $549.8 million, or $12.11 per diluted share.

Operating income for the first six months of 2026 was $951.2 million, or 9.7% of revenues, compared to operating income of $734.0 million, or 9.0% of revenues, for the first six months of 2025. Excluding the previously referenced transaction related costs, non-GAAP operating income for the first six months of 2025 was $743.3 million, or 9.1% of revenues. Operating income included depreciation and amortization expense (inclusive of amortization of identifiable intangible assets) of $106.8 million and $88.6 million for the first six months of 2026 and 2025, respectively.

Refer to the attached tables for a reconciliation of non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, and non-GAAP diluted earnings per share to the comparable GAAP measures.

Selling, general and administrative expenses totaled $935.1 million, or 9.6% of revenues, for the first six months of 2026, compared to $822.5 million, or 10.1% of revenues, for the first six months of 2025.

The Company's income tax rate was 26.3% for both the first six months of 2026 and 2025.

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EMCOR Reports Second Quarter 2026 Results	Page 3

Mr. Guzzi continued, “We have performed extremely well during the first half of 2026, executing across numerous sectors where demand for our services persists. These outstanding results reflect our ability to complete complex projects across multiple geographies and trades, expand scope with existing customers, and consistently deliver on mission-critical projects. We remain focused on maintaining pricing discipline, carefully selecting project opportunities, and executing at a high level across our operations. As we look ahead, the fundamentals of our business remain strong and our recent and pending acquisitions reflect our focus on complementing our existing operations, expanding our capabilities, and entering new geographies to better serve our customers. Supported by a liquid balance sheet, exceptional field leadership, and a diverse pipeline with significant visibility, we believe EMCOR is well-positioned to benefit from ongoing market opportunities while continuing to create value for our shareholders."

Full-Year 2026 Guidance

Based on the momentum the Company has experienced year-to-date, along with visibility into the remainder of the year, EMCOR now expects the following for full year 2026:

	Current Guidance (7/30/26)	Previous Guidance (4/29/26)
Revenues	$20.00 billion – $20.50 billion	$18.50 billion – $19.25 billion
Operating Margin	9.5% – 9.8%	9.0% – 9.4%
Diluted EPS	$32.00 – $33.25	$28.25 – $29.75

Second Quarter 2026 Earnings Conference Call Information

EMCOR Group's second quarter conference call will be broadcast live via the internet today, Thursday, July 30, at 10:30 AM Eastern Daylight Time and can be accessed through the Company's website at www.emcorgroup.com.

About EMCOR

A Fortune 500 company and a member of the S&P 500, EMCOR Group, Inc. is a leader in mechanical and electrical construction services, industrial and energy infrastructure, and building services. This press release and other press releases may be viewed at the Company’s website at www.emcorgroup.com. EMCOR routinely posts information that may be important to investors on the landing page of the Company's website and in the “Investor Relations” section of the website at www.emcorgroup.com/investor-relations. Investors and potential investors are encouraged to consult the EMCOR website regularly for important information about EMCOR.

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EMCOR Reports Second Quarter 2026 Results	Page 4

Forward Looking Statements:

This release and related presentation contain forward-looking statements. Such statements speak only as of July 30, 2026, and EMCOR assumes no obligation to update any such forward-looking statements, unless required by law. These forward-looking statements include statements regarding anticipated future operating and financial performance; financial guidance and projections underlying that guidance; the nature and impact of our remaining performance obligations; the timing of future projects; our ability to support organic growth and balanced capital allocation, including the anticipated impact of our strategic investments; the financial and operational impact of acquisitions and/or dispositions; our competitiveness, market opportunities, and growth prospects; customer trends; and project mix. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated (whether expressly or implied) by the forward-looking statements. Accordingly, these statements do not guarantee future performance or events. Applicable risks and uncertainties include, but are not limited to, adverse effects of general economic conditions; domestic and international political developments and/or conflicts; changes in the specific markets for EMCOR’s services; weakness of the sectors from which we generate revenues; adverse business conditions; scarcity of skilled labor; productivity challenges; the nature and extent of supply chain disruptions impacting availability and pricing of materials; inflationary trends, including fluctuations in energy costs; the impact of legislation and/or government regulations; changes in foreign trade policy including the effect of tariffs; changes in interest rates; the lack of availability of adequate levels of surety bonding; increased competition; the impact of legal proceedings, claims, lawsuits, or governmental investigations; and unfavorable developments in the mix of our business. Certain of the risk factors associated with EMCOR’s business are also discussed in Part I, Item 1A “Risk Factors,” of the Company’s 2025 Form 10-K, and in other reports filed from time to time with the Securities and Exchange Commission and available at www.sec.gov and www.emcorgroup.com. Such risk factors should be taken into account in evaluating our business, including any forward-looking statements.

Non-GAAP Measures:

This release and related presentation also include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this release. The Company uses these non-GAAP measures as key performance indicators for the purpose of evaluating performance internally. We also believe that these non-GAAP measures provide investors with useful information with respect to our ongoing operations. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by GAAP, have no standardized meaning prescribed by GAAP, and may not be comparable to the calculation of similar measures of other companies.

EMCOR GROUP, INC.
FINANCIAL HIGHLIGHTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share information)
(Unaudited)

	For the quarters ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
Revenues	$5,154,892	$4,304,400	$9,783,125	$8,171,772
Cost of sales	4,132,513	3,470,629	7,896,796	6,615,283
Gross profit	1,022,379	833,771	1,886,329	1,556,489
Selling, general and administrative expenses	475,039	418,559	935,144	822,521
Operating income	547,340	415,212	951,185	733,968
Net periodic pension income	—	55	—	109
Interest income (expense), net	4,322	(3,240)	10,549	2,147
Income before income taxes	551,662	412,027	961,734	736,224
Income tax provision	147,968	109,867	252,556	193,387
Net income	$403,694	$302,160	$709,178	$542,837

Basic earnings per common share	$9.09	$6.74	$15.94	$12.00

Diluted earnings per common share	$9.06	$6.72	$15.89	$11.96

Weighted average shares of common stock outstanding:
Basic	44,421,322	44,833,638	44,492,543	45,227,690
Diluted	44,552,894	44,990,388	44,619,442	45,380,744

Dividends declared per common share	$0.40	$0.25	$0.80	$0.50

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	(Unaudited) June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$924,411	$1,111,968
Accounts receivable, net	5,098,309	4,241,177
Contract assets	400,539	337,717
Inventories	153,679	126,252
Prepaid expenses and other	94,781	120,231
Total current assets	6,671,719	5,937,345
Property, plant, and equipment, net	278,617	253,277
Operating lease right-of-use assets	509,500	439,029
Goodwill	1,457,924	1,412,414
Identifiable intangible assets, net	1,078,045	1,108,828
Other assets	161,277	140,506
Total assets	$10,157,082	$9,291,399
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,250,669	$1,227,428
Contract liabilities	2,609,243	2,327,360
Accrued payroll and benefits	866,247	870,154
Other accrued expenses and liabilities	393,312	340,785
Operating lease liabilities, current	105,669	99,213
Total current liabilities	5,225,140	4,864,940
Operating lease liabilities, long-term	436,259	368,996
Other long-term obligations	415,739	382,482
Total liabilities	6,077,138	5,616,418
Equity:
Total EMCOR Group, Inc. stockholders’ equity	4,078,907	3,673,944
Noncontrolling interests	1,037	1,037
Total equity	4,079,944	3,674,981
Total liabilities and equity	$10,157,082	$9,291,399

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2026 and 2025
(In thousands) (Unaudited)

	2026	2025
Cash flows - operating activities:
Net income	$709,178	$542,837
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,753	32,139
Amortization of identifiable intangible assets	69,083	56,452
Provision for credit losses	4,602	9,029
Deferred income taxes	(11,129)	677
Excess tax benefits from share-based compensation	(7,809)	(3,950)
Non-cash share-based compensation expense	15,007	13,092
Other reconciling items	(834)	(1,169)
Changes in operating assets and liabilities, excluding the effect of businesses acquired	(525,938)	(346,949)
Net cash provided by operating activities	289,913	302,158
Cash flows - investing activities:
Payments for acquisitions of businesses, net of cash acquired	(94,953)	(887,237)
Proceeds from sale or disposal of property, plant, and equipment	2,056	2,586
Purchases of property, plant, and equipment	(59,860)	(54,174)
Net cash used in investing activities	(152,757)	(938,825)
Cash flows - financing activities:
Proceeds from revolving credit facility	—	525,000
Repayments of revolving credit facility	—	(275,000)
Repayments of finance lease liabilities	(1,327)	(1,433)
Dividends paid to stockholders	(35,586)	(22,640)
Repurchases of common stock	(268,519)	(432,165)
Taxes paid related to net share settlements of equity awards	(18,285)	(13,541)
Payments for contingent consideration arrangements	(996)	(11,346)
Net cash used in financing activities	(324,713)	(231,125)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	—	14,558
Decrease in cash, cash equivalents, and restricted cash	(187,557)	(853,234)
Cash, cash equivalents, and restricted cash at beginning of year (1)	1,111,968	1,340,395
Cash, cash equivalents, and restricted cash at end of period (2)	$924,411	$487,161
_________
(1)Includes $0.8 million of restricted cash classified as “Prepaid expenses and other” in the Consolidated Balance Sheet as of December 31, 2024.
(2)Includes $1.2 million of restricted cash classified as “Prepaid expenses and other” in the Consolidated Balance Sheet as of June 30, 2025.

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands, except for percentages) (Unaudited)

	For the quarters ended June 30,
	2026	% of Total	2025	% of Total
Revenues from unrelated entities:
United States electrical construction and facilities services	$1,662,501	32%	$1,340,247	31%
United States mechanical construction and facilities services	2,300,873	45%	1,755,258	41%
United States building services	837,706	16%	793,259	18%
United States industrial services	353,812	7%	281,072	7%
Total United States operations	5,154,892	100%	4,169,836	97%
United Kingdom building services	—	—%	134,564	3%
Consolidated revenues	$5,154,892	100%	$4,304,400	100%

	For the six months ended June 30,
	2026	% of Total	2025	% of Total
Revenues from unrelated entities:
United States electrical construction and facilities services	$3,109,915	32%	$2,428,091	29%
United States mechanical construction and facilities services	4,327,214	44%	3,327,860	41%
United States building services	1,610,355	16%	1,535,882	19%
United States industrial services	735,641	8%	640,074	8%
Total United States operations	9,783,125	100%	7,931,907	97%
United Kingdom building services	—	—%	239,865	3%
Consolidated revenues	$9,783,125	100%	$8,171,772	100%

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands, except for percentages) (Unaudited)

	For the quarters ended June 30,
	2026	% of Segment Revenues	2025	% of Segment Revenues
Operating income (loss):
United States electrical construction and facilities services	$231,417	13.9%	$157,644	11.8%
United States mechanical construction and facilities services	286,639	12.5%	238,737	13.6%
United States building services	63,375	7.6%	50,045	6.3%
United States industrial services	9,599	2.7%	(419)	(0.1)%
Total United States operations	591,030	11.5%	446,007	10.7%
United Kingdom building services	—	—	8,425	6.3%
Corporate administration	(43,690)	—	(39,220)	—
Consolidated operating income	547,340	10.6%	415,212	9.6%
Other items:
Net periodic pension income	—		55
Interest income (expense), net	4,322		(3,240)
Income before income taxes	$551,662		$412,027

	For the six months ended June 30,
	2026	% of Segment Revenues	2025	% of Segment Revenues
Operating income (loss):
United States electrical construction and facilities services	$405,898	13.1%	$293,701	12.1%
United States mechanical construction and facilities services	508,282	11.7%	425,484	12.8%
United States building services	103,824	6.4%	86,468	5.6%
United States industrial services	22,379	3.0%	6,341	1.0%
Total United States operations	1,040,383	10.6%	811,994	10.2%
United Kingdom building services	—	—	13,412	5.6%
Corporate administration	(89,198)	—	(91,438)	—
Consolidated operating income	951,185	9.7%	733,968	9.0%
Other items:
Net periodic pension income	—		109
Interest income, net	10,549		2,147
Income before income taxes	$961,734		$736,224

EMCOR GROUP, INC.
RECONCILIATION OF ORGANIC REVENUE GROWTH
(In thousands, except for percentages) (Unaudited)

The following table provides a reconciliation between organic revenue growth, a non-GAAP measure, and total revenue growth for the quarter and six months ended June 30, 2026.

	For the quarter ended June 30, 2026		For the six months ended June 30, 2026
	$	%	$	%
GAAP revenue growth	$850,492	19.8%	$1,611,353	19.7%
Incremental revenues from acquisitions	(169,213)	(3.9)%	(403,333)	(4.9)%
Impact of lost revenues resulting from sale of United Kingdom operations	134,564	3.7%	239,865	3.5%
Organic revenue growth, a non-GAAP measure	$815,843	19.6%	$1,447,885	18.3%

EMCOR GROUP, INC.
RECONCILIATION OF OTHER NON-GAAP MEASURES
(In thousands, except for percentages and per share data) (Unaudited)
In our press release, we provide non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, and non-GAAP diluted earnings per common share for the six months ended June 30, 2025. The following tables provide a reconciliation between these amounts determined on a non-GAAP basis and the most directly comparable GAAP measures.

	For the six months ended June 30,
	2026	2025
GAAP operating income	$951,185	$733,968
Transaction expenses related to the acquisition of Miller Electric	—	9,353
Non-GAAP operating income	$951,185	$743,321

	For the six months ended June 30,
	2026	2025
GAAP operating margin	9.7%	9.0%
Transaction expenses related to the acquisition of Miller Electric	—%	0.1%
Non-GAAP operating margin	9.7%	9.1%

	For the six months ended June 30,
	2026	2025
GAAP net income	$709,178	$542,837
Transaction expenses related to the acquisition of Miller Electric	—	9,353
Tax effect of transaction expenses related to the acquisition of Miller Electric	—	(2,410)
Non-GAAP net income	$709,178	$549,780

	For the six months ended June 30,
	2026	2025
GAAP diluted earnings per common share	$15.89	$11.96
Transaction expenses related to the acquisition of Miller Electric	—	0.20
Tax effect of transaction expenses related to the acquisition of Miller Electric	—	(0.05)
Non-GAAP diluted earnings per common share	$15.89	$12.11

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